SELECTED STATEMENTS OF OPERATIONS DATA (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Financial income:
Interest	$ 188	$ 201	$ 160
Foreign currency translation	644	501	530
Financial Income Total	832	702	690
Financial expenses:
Interest	87	169	189
Foreign currency translation	155	284	341
Bank charges and other	70	56	56
Financial Expenses Loss	(312)	(509)	(586)
Financial income, net	$ 520	$ 193	$ 104